THE ADVISORS' INNER CIRCLE FUND II

                HAMBRECHT SMALL CAP TECHNOLOGY FUND (THE "FUND")

                     SUPPLEMENT DATED AUGUST 9, 2007 TO THE
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                        ("SAI") DATED NOVEMBER 30, 2006

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI

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On August 7, 2007, at the recommendation of W.R. Hambrecht + Co. Asset
Management, LLC (the "Adviser") of the Hambrecht Small Cap Technology Fund (the "Fund"), the Board of Trustees of The Advisors' Inner Circle Fund II approved the closing and liquidation of the Hambrecht Small Cap Technology Fund (the "Fund"). Effective immediately, the Fund is closed to new shareholders and additional purchases by existing shareholders.

The Fund is expected to cease operations and liquidate on or about September 14, 2007 (the "Liquidation Date"). Prior to the Liquidation Date, Fund shareholders may redeem (sell) their shares in the manner described in the prospectus under "How to Sell Your Fund Shares." If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date.

In anticipation of the Fund's liquidation, the Adviser may manage the Fund in a manner intended to raise cash and other highly liquid assets in order to facilitate the orderly liquidation of the Fund. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective during this time.

The liquidation distribution to shareholders will be treated as a payment in exchange for their shares. You should consult your personal tax advisor concerning your particular tax situation.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.





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